Exhibit 99.3

ManpowerGroup

Recast Operating Unit Results

(In millions)

Effective January 1, 2025, our segment reporting was realigned to include our Morocco business within Other Southern Europe. Accordingly, France is now adjusted to exclude Morocco. All previously reported results have been recast to conform to the current year presentation.

	Three Months Ended March 31
			% Variance
			Amount	Constant
	2024	2023	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$680.4	$741.6	-8.3%	-8.3%
Other Americas	356.0	388.6	-8.4%	12.5%
	1,036.4	1,130.2	-8.3%	-1.1%
Southern Europe:
France	1,099.3	1,150.6	-4.5%	-5.6%
Italy	404.3	422.2	-4.2%	-5.4%
Other Southern Europe	477.7	495.1	-3.5%	-3.0%
	1,981.3	2,067.9	-4.2%	-4.9%
Northern Europe	870.3	967.6	-10.1%	-12.1%
APME	535.1	605.9	-11.7%	-4.8%
	4,423.1	4,771.6
Intercompany Eliminations	(19.8)	(19.3)
	$4,403.3	$4,752.3	-7.3%	-5.5%
Operating Unit Profit:
Americas:
United States	$12.0	$30.0	-60.2%	-60.2%
Other Americas	14.1	18.6	-24.1%	-15.2%
	26.1	48.6	-46.4%	-43.0%
Southern Europe:
France	32.7	44.5	-26.4%	-27.3%
Italy	27.4	30.7	-10.7%	-11.8%
Other Southern Europe	9.8	14.7	-33.5%	-31.4%
	69.9	89.9	-22.2%	-22.7%
Northern Europe	0.0	5.0	-99.9%	-108.6%
APME	19.9	21.1	-6.1%	3.3%
	115.9	164.6
Corporate expenses	(41.7)	(37.9)
Intangible asset amortization expense	(8.3)	(8.8)
Operating profit	65.9	117.9	-44.1%	-41.7%
Interest and other expenses, net	(8.4)	(7.5)
Earnings before income taxes	$57.5	$110.4

	Three Months Ended June 30				Six Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2024	2023	Reported	Currency	2024	2023	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$697.0	$709.1	-1.7%	-1.7%	$1,377.4	$1,450.7	-5.1%	-5.1%
Other Americas	367.4	389.6	-5.7%	17.1%	723.4	778.2	-7.0%	14.8%
	1,064.4	1,098.7	-3.1%	5.0%	2,100.8	2,228.9	-5.7%	1.9%
Southern Europe:
France	1,164.1	1,258.4	-7.5%	-6.4%	2,263.4	2,409.0	-6.0%	-6.0%
Italy	434.9	457.8	-5.0%	-3.9%	839.2	880.0	-4.6%	-4.6%
Other Southern Europe	499.0	510.7	-2.3%	0.3%	976.7	1,005.8	-2.9%	-1.3%
	2,098.0	2,226.9	-5.8%	-4.4%	4,079.3	4,294.8	-5.0%	-4.6%
Northern Europe	837.3	952.5	-12.1%	-12.0%	1,707.6	1,920.1	-11.1%	-12.1%
APME	541.4	599.4	-9.7%	-2.0%	1,076.5	1,205.3	-10.7%	-3.4%
	4,541.1	4,877.5			8,964.2	9,649.1
Intercompany Eliminations	(20.4)	(21.4)			(40.2)	(40.7)
	$4,520.7	$4,856.1	-6.9%	-3.5%	$8,924.0	$9,608.4	-7.1%	-4.5%
Operating Unit Profit (Loss):
Americas:
United States	$27.4	$23.1	18.7%	18.7%	$39.4	$53.1	-25.9%	-25.9%
Other Americas	$17.7	20.1	-12.1%	2.0%	$31.8	38.7	-17.8%	-6.3%
	45.1	43.2	4.4%	10.9%	71.2	91.8	-22.5%	-17.6%
Southern Europe:
France	39.8	49.4	-19.3%	-18.3%	72.5	93.9	-22.7%	-22.6%
Italy	34.0	36.3	-6.3%	-5.2%	61.4	67.0	-8.3%	-8.2%
Other Southern Europe	9.4	6.9	32.0%	37.1%	19.2	21.6	-12.1%	-9.1%
	83.2	92.6	-10.3%	-9.0%	153.1	182.5	-16.1%	-15.7%
Northern Europe	(2.4)	(9.7)	75.6%	73.1%	(2.4)	(4.7)	49.4%	35.0%
APME	25.0	25.7	-2.0%	8.2%	44.9	46.8	-3.8%	6.0%
	150.9	151.8			266.8	316.4
Corporate expenses	(41.7)	(35.5)			(83.4)	(73.4)
Intangible asset amortization expense	(8.1)	(8.7)			(16.4)	(17.5)
Operating profit	101.1	107.6	-6.1%	-0.1%	167.0	225.5	-25.9%	-21.9%
Interest and other expenses, net	(8.7)	(11.8)			(17.1)	(19.3)
Earnings before income taxes	$92.4	$95.8			$149.9	$206.2

	Three Months Ended September 30				Nine Months Ended September 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2024	2023	Reported	Currency	2024	2023	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$697.4	$730.2	-4.5%	-4.5%	$2,074.8	$2,180.9	-4.9%	-4.9%
Other Americas	353.1	381.1	-7.3%	13.1%	1,076.5	1,159.3	-7.1%	14.2%
	1,050.5	1,111.3	-5.5%	1.5%	3,151.3	3,340.2	-5.7%	1.8%
Southern Europe:
France	1,156.8	1,191.0	-2.9%	-3.7%	3,420.2	3,600.0	-5.0%	-5.2%
Italy	419.1	413.7	1.3%	0.5%	1,258.3	1,293.7	-2.7%	-3.0%
Other Southern Europe	519.7	504.0	3.1%	2.7%	1,496.4	1,509.8	-0.9%	0.0%
	2,095.6	2,108.7	-0.6%	-1.3%	6,174.9	6,403.5	-3.6%	-3.5%
Northern Europe	828.3	914.2	-9.4%	-11.0%	2,535.9	2,834.3	-10.5%	-11.7%
APME	562.8	564.8	-0.3%	1.6%	1,639.3	1,770.1	-7.4%	-1.8%
	4,537.2	4,699.0			13,501.4	14,348.1
Intercompany Eliminations	(7.0)	(23.4)			(47.2)	(64.1)
	$4,530.2	$4,675.6	-3.1%	-1.8%	$13,454.2	$14,284.0	-5.8%	-3.6%
Operating Unit Profit (Loss):
Americas:
United States	$22.3	$24.5	-9.0%	-9.0%	$61.7	$77.6	-20.6%	-20.6%
Other Americas	$13.8	13.4	3.4%	9.0%	$45.6	52.1	-12.4%	-2.4%
	36.1	37.9	-4.6%	-2.7%	107.3	129.7	-17.3%	-13.3%
Southern Europe:
France	41.2	47.7	-13.8%	-14.3%	113.7	141.6	-19.7%	-19.8%
Italy	27.4	27.0	1.1%	-0.1%	88.8	94.0	-5.6%	-5.9%
Other Southern Europe	7.2	9.7	-23.4%	-21.8%	26.4	31.3	-15.6%	-13.0%
	75.8	84.4	-10.1%	-10.6%	228.9	266.9	-14.2%	-14.1%
Northern Europe	(25.7)	(30.6)	16.1%	18.7%	(28.1)	(35.3)	20.5%	20.8%
APME	23.0	24.2	-5.5%	-1.9%	67.9	71.0	-4.4%	3.4%
	109.2	115.9			376.0	432.3
Corporate expenses	(30.2)	(37.4)			(113.6)	(110.8)
Intangible asset amortization expense	(8.2)	(8.7)			(24.6)	(26.2)
Operating profit	70.8	69.8	1.5%	4.5%	237.8	295.3	-19.5%	-15.6%
Interest and other expenses, net	(11.6)	(15.1)			(28.7)	(34.4)
Earnings before income taxes	$59.2	$54.7			$209.1	$260.9

	Three Months Ended December 31				Year Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2024	2023	Reported	Currency	2024	2023	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$691.8	$685.2	1.0%	1.0%	$2,766.6	$2,866.2	-3.5%	-3.5%
Other Americas	381.8	389.4	-2.0%	18.1%	1,458.3	1,548.6	-5.8%	15.2%
	1,073.6	1,074.6	-0.1%	7.2%	4,224.9	4,414.8	-4.3%	3.1%
Southern Europe:
France	1,111.3	1,190.1	-6.6%	-5.9%	4,531.5	4,790.1	-5.4%	-5.4%
Italy	418.7	415.1	0.9%	1.8%	1,677.0	1,708.8	-1.9%	-1.8%
Other Southern Europe	513.4	506.6	1.3%	1.8%	2,009.8	2,016.4	-0.3%	0.5%
	2,043.4	2,111.8	-3.2%	-2.5%	8,218.3	8,515.3	-3.5%	-3.3%
Northern Europe	768.4	913.7	-15.9%	-16.4%	3,304.3	3,748.0	-11.8%	-12.9%
APME	522.0	552.2	-5.5%	-4.0%	2,161.3	2,322.3	-6.9%	-2.3%
	4,407.4	4,652.3			17,908.8	19,000.4
Intercompany Eliminations	(7.7)	(21.8)			(54.9)	(85.9)
	$4,399.7	$4,630.5	-5.0%	-2.9%	$17,853.9	$18,914.5	-5.6%	-3.4%
Operating Unit Profit (Loss):
Americas:
United States	$16.0	$16.8	-4.1%	-4.1%	$77.7	$94.4	-17.6%	-17.6%
Other Americas	$18.3	19.1	-4.8%	16.2%	$63.9	71.2	-10.3%	2.6%
	34.3	35.9	-4.5%	6.7%	141.6	165.6	-14.5%	-8.9%
Southern Europe:
France	35.8	45.2	-20.7%	-20.5%	149.5	186.8	-19.9%	-20.0%
Italy	24.3	30.7	-20.5%	-20.1%	113.1	124.7	-9.3%	-9.4%
Other Southern Europe	15.1	14.9	0.2%	-0.3%	41.5	46.2	-10.5%	-8.9%
	75.2	90.8	-17.2%	-17.1%	304.1	357.7	-15.0%	-14.8%
Northern Europe	(16.5)	(81.4)	79.7%	78.3%	(44.6)	(116.7)	61.8%	60.9%
APME	15.8	21.6	-27.0%	-28.3%	83.7	92.6	-9.7%	-3.7%
	108.8	66.9			484.8	499.2
Corporate expenses	(32.5)	(42.9)			(146.1)	(153.7)
Goodwill impairment charges	—	(55.1)			—	(55.1)
Intangible asset amortization expense	(8.1)	(8.4)			(32.7)	(34.6)
Operating (loss) profit	68.2	(39.5)	272.6%	280.2%	306.0	255.8	19.6%	25.2%
Interest and other expenses, net	(20.5)	(15.5)			(49.2)	(49.9)
Earnings (loss) before income taxes	$47.7	$(55.0)			$256.8	$205.9